                                                                    Exhibit 25.1


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              __________________

                                   FORM T-1

                      STATEMENT OF ELIGIBILITY UNDER THE
                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE
                              __________________

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                     PURSUANT TO SECTION 305(b)(2)  '___'
                              __________________

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

                                  13-5160382
                     (I.R.S. employer identification no.)

                   48 Wall Street, New York, New York  10286

             (Address of principal executive offices)  (Zip Code)
                              ___________________

                             The Bank of New York
                            10161 Centurion Parkway
                          Towermarc Plaza, 2nd Floor
                         Jacksonville, Florida  32256
                           Attn:  Mr. John Speichert
                                (904) 645-1955
           (Name, address and telephone number of agent for service)
                             ____________________

                           THE FAIRCHILD CORPORATION
              (Exact name of obligor as specified in its charter)


DELAWARE                                                34-0728587
State or other jurisdiction of                          (IRS employer
incorporation or organization                           identification no.)

                        45025 AVIATION DRIVE SUITE 400
                               DULLES, VA. 20166
                                (703) 478-5800
         (Address and telephone number of principal executive offices)
                             ____________________

                                Debt Securities
                      (Title of the indenture securities)

1.    General Information.
      -------------------

      Furnish the following information as to the trustee--

          Name and address of each examining or supervising authority to which it is subject.

          Superintendent of Banks of the State of New York
          2 Rector Street
          New York, N.Y.  10006, and Albany, N.Y.  12203

          Federal Reserve Bank of New York
          33 Liberty Plaza
          New York, N.Y.  10045

          Federal Deposit Insurance Corporation
          Washington, D.C.  20429

          New York Clearing House Association
          New York, N.Y.

          Whether it is authorized to exercise corporate trust powers.

          Yes.


2.    Affiliations with Obligor.
      -------------------------

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.  (See Note on page 4.)

3-15  Not Applicable

16.   List of Exhibits.
      ----------------

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and Rule 24 of the Commission's Rules of Practice.

      (1) A copy of the Organization Certificate of the Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     (4) A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     (6) The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration No. 33-44051.)

     (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                                     NOTE

Inasmuch as this Form T-1 is filed prior to the ascertainment by the Trustee of all facts on which to base a responsive answer to Item 2, the answer to said
Item is based on incomplete information.

Item 2 may, however, be considered as correct unless amended by an amendment to this Form T-1.

                                   SIGNATURE


     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Jacksonville and the State of Florida, on the 7th day of June, 1999.


                                         THE BANK OF NEW YORK


                                         By:  /s/ John Speichert
                                             ---------------------
                                             John Speichert, Agent

                             EXHIBIT 6 TO FORM T-1

                              CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, in connection with the proposed issuance of The Fairchild Corporation Debt Securities, The Bank of New York hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                                         THE BANK OF NEW YORK


                                         By:  /s/ John Speichert
                                             ---------------------
                                             John Speichert, Agent

                             EXHIBIT 7 TO FORM T-1

                      Consolidated Report of Condition of
                             THE BANK OF NEW YORK
                   of 48 Wall Street, New York, N.Y.  10286


     And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                              Dollar Amounts
                                                                in Thousands
ASSETS
------
Cash and balances due from
     depository institutions:
     Noninterest-bearing balances
      and currency and coin.......................................  $ 4,508,742
     Interest-bearing balances....................................    4,425,071
Securities:
     Held-to-maturity securities..................................      836,304
     Available-for-sale securities................................    4,047,851
Federal funds sold and securities
     purchased under agreements to resell.........................    1,743,269
Loans and lease financing receivables:
     Loans and leases,
      net of unearned income......................................   39,349,679
     LESS: Allowance for loan and
      lease losses................................................      603,025
     LESS: Allocated transfer
      risk reserve................................................       15,906
     Loans and leases, net of unearned
      income and allowance and reserve............................   38,730,748
Assets held in trading accounts...................................    1,571,372
Premises and fixed assets (including
     capitalized leases)..........................................      685,674
Other real estate owned...........................................       10,331
Investments in unconsolidated
     subsidiaries and associated
     companies....................................................      182,449
Customers' liability to this bank
     on acceptances outstanding...................................    1,184,822
Intangible assets.................................................    1,129,636

Other assets......................................................    2,632,309
                                                                    -----------
Total assets......................................................  $61,688,578
                                                                    ===========

LIABILITIES
-----------

Deposits:

     In domestic offices..........................................  $25,731,036
     Noninterest-bearing..........................................   10,252,589
     Interest-bearing.............................................   15,478,447
     In foreign offices, Edge and
      Agreement subsidiaries, and IBFs............................   18,756,302
     Noninterest-bearing..........................................      111,386
     Interest-bearing.............................................   18,644,916
Federal funds purchased and securities
     sold under agreements to repurchase
     in domestic offices of the bank and
     of its Edge and Agreement
     subsidiaries, and in IBFs:
     Federal funds purchased......................................    3,276,362
Demand notes issued to the
     U.S. Treasury................................................      230,671
Trading liabilities...............................................    1,554,493
Other borrowed money:
     With remaining maturity of one year
      or less.....................................................    1,154,502
     With remaining maturity of more
      than one year through three years...........................          465
     With remaining maturity of more
      than three years............................................       31,080
Bank's liability on acceptances
      executed and outstanding....................................    1,185,364
Subordinated notes and debentures.................................    1,308,000
Other liabilities.................................................    2,743,590
                                                                    -----------
Total liabilities.................................................   55,971,865
                                                                    ===========

EQUITY CAPITAL
--------------

Common stock......................................................    1,135,284
Surplus...........................................................      764,443
Undivided profits and capital
     reserves.....................................................    3,807,697
Net unrealized holding gains (losses)
     on available-for-sale securities.............................       44,106
Cumulative foreign currency
     translation adjustments......................................      (34,817)
                                                                    -----------
Total equity capital..............................................    5,716,713
                                                                    -----------
Total liabilities and equity capital..............................  $61,688,578
                                                                    ===========

     I, Thomas J. Masiro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Masiro

  We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


     Thomas A. Renyi   )
     Gerald L. Hassell )    Directors
     Allen R. Griffith )